                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-01545
                                                      ---------

                      Eaton Vance Special Investment Trust
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE
UTILITIES
FUND

[GRAPHIC IMAGE]

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
        1-800-262-1122


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE UTILITIES FUND as of December 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

For the year ended December 31, 2003, Eaton Vance Utilities Fund had a total return of 25.92% for Class A shares.(1) This return resulted from an increase in net asset value (NAV) to $8.04 per share on December 31, 2003, from $6.58 per share on December 31, 2002, and the reinvestment of $0.210 per share in income dividends.

For Class B, the total return was 25.03% for the same period, based on an increase in NAV to $9.78 per share from $8.01 per share and the reinvestment of $0.200 per share in income dividends.(1)

For Class C, the total return was 25.03% for the same period, based on an increase in NAV to $10.60 per share from $8.67 per share and the reinvestment of $0.205 per share in income dividends.(1)

By comparison, the average total return for mutual funds in the Lipper Utility Funds Classification was 22.68% for the period.(2) The total return of the S&P 500 Utilities Index was 26.3% for the period.(2)

A WELCOME RECOVERY IN THE U.S. EQUITY MARKET IN 2003...

During the year ended December 31, 2003, stocks posted their first positive finish since 1999, with the Dow Jones Industrial Average finishing 2003 with a gain of just over 25%.(2) After a shaky start to the year, fueled by concerns about the war in Iraq and mixed economic data, the market found its way back to positive territory amid a historically low interest rate environment and increasingly encouraging economic news. While stocks still have a long way to go towards recovering the significant losses of the three-year bear market, investor sentiment in 2003 appeared to be marked by relief and renewed enthusiasm. Since October 2002, when the market bottomed, through year-end 2003, the Dow rose more than 45% and the Nasdaq Composite Index, which is composed primarily of more volatile growth stocks, was up 80%.(2)

A LONG-TERM INVESTMENT STRATEGY - AN INVESTOR'S BEST WEAPON AGAINST MARKET VOLATILITY ...

If the market's behavior over the past few years has illustrated one thing, it is the importance of a long-term investment strategy. We feel optimistic that the recovery we've seen in the U.S. equity markets to date can be sustained, and that investors can best take advantage of the opportunities this presents by sticking to a long-term horizon. Our analyst team stands poised to seek out further opportunities among utilities stocks in the year ahead. As investors, we at Eaton Vance believe that the cornerstones of a good long-term investment program are broad diversification and research-driven stock selection.

For more information about the performance of Utilities Fund in 2003, please read the interview with Portfolio Manager Judy Saryan that appears on the following pages.

                                       Sincerely,

                                       /s/ Thomas E. Faust Jr.

                                       Thomas E. Faust Jr.
                                       President
                                       January 30, 2004

PERFORMANCE(3)                              CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------------------
Average Annual Total Returns (at
net asset value)

One Year                                      25.92%          25.03%          25.03%
Five Years                                     6.01            5.19            5.18
Ten Years                                      8.71            7.88            7.55
Life of Fund+                                 12.30            7.73            7.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                      18.71%          20.03%          24.03%
Five Years                                     4.76            4.92            5.18
Ten Years                                      8.06            7.88            7.55
Life of Fund+                                 12.01            7.73            7.51

+Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93

TEN LARGEST HOLDINGS(4)

SBC Communications              4.7%
Exelon Corp.                    4.1
BellSouth Corp.                 3.9
Entergy Corp.                   3.8
ALLETE, Inc.                    3.7
Energy East Corp.               3.5
Firstenergy Corp.               2.8
BCE, Inc.                       2.6
PG&E Corp.                      2.6
TDC A/S                         2.4

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.
(2) It is not possible to invest directly in a Lipper Classification or an Index.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.
(4) Ten largest holdings accounted for 34.1% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE UTILITIES FUND as of December 31, 2003

MANAGEMENT DISCUSSION

AN INTERVIEW WITH JUDITH A. SARYAN, PORTFOLIO MANAGER OF UTILITIES PORTFOLIO

[PHOTO OF JUDITH A. SARYAN]
Judith A. Saryan
Portfolio Manager

Q:JUDY, CAN YOU GIVE US A PICTURE OF THE INVESTMENT ENVIRONMENT FOR UTILITIES IN
  2003?

A:The backdrop for utilities was very different this year versus 2002. Whereas
  2002 had been a particularly tough year for the overall market, 2003 was much better. The performance of utilities stocks improved as well, although not quite as much as the broader market. We believed the overall market advance was led by investors increasingly focusing on the turnaround in the economy, causing more defensive investments like utilities to lag. Overall, however, it was a solid year for utilities.

Q:IT WAS A GOOD YEAR FOR THE FUND, TOO. TO WHAT DO YOU ATTRIBUTE THIS?

A:For the full year, the Fund posted strong double-digit growth, slightly underperforming the benchmark S&P 500 Utilities Index (25.9% for the Fund's Class A shares at NAV vs. 26.3% for the Index.)* The Fund outperformed most other utilities funds (the average total return for the funds in the Lipper Utility Funds Classification was 22.7% for the year).* The Fund's returns were aided by the Portfolio's overall positive sector allocation and stock selection in traditional electric and natural gas utilities, as well as the energy and telecommunication sectors. We believe that our performance was also aided by our fundamental, analytical approach to selecting investments. We seek out companies with solid balance sheets and positive free cash flow, which can be reinvested in the business or paid to shareholders.

  While the Portfolio's holdings in certain traditional utility stocks performed well this year, it was underweight those stocks relative to the S&P 500 Utilities Index, which contributed to the Portfolio's underperformance versus the benchmark.* In addition, the strongest performers in 2003 were largely unregulated, higher-risk utilities names, which are not consistent with the Portfolio's investment discipline.

  Overall, the Fund performed well because we diversified across utilities sectors, invested in international names, and focused on what we believed to be quality companies.

Q:WOULD YOU ELABORATE ON THE PERFORMANCE OF THE SECTORS YOU MENTIONED? LET'S
  START WITH THE ELECTRIC UTILITIES INDUSTRY.

A:Generally speaking, it was a much better year for the electric industry, marked by cash flow recovery, as companies in this group have been moving from negative cash flow generation to positive free cash generation. This has been good news for investors because it means many companies are re-focusing on their core businesses, improving balance sheets and cash flow, and they are likely to pay out that cash flow to investors in the form of higher dividends or through share

  *It is not possible to invest directly in an Index or Lipper Classification.

[CHART]

LARGEST INDUSTRY GROUPS+

As a percentage of net assets

Electric Utilities                                           30.8%

Telephone Utilities                                          15.3%

Telecommunications Services                                  13.1%

Utilities - Electrical & Gas                                 12.1%

Integrated Oil                                                8.8%

+ Industry allocation is subject to change due to active management.

  buybacks. In general, companies have more incentive now to pay out higher dividends because of the tax law change enacted in May 2003. This legislation provides that qualified dividend income received by individual taxpayers from domestic and foreign corporations will generally be taxed at the same rates as long-term capital gains (maximum 15%) rather than as ordinary income (maximum 35%).

  Generally, business trends for the electric power industry are positive. The only concern is that, if interest rates rise quickly, then utilities stocks, which are interest-rate sensitive, will underperform. While we don't believe that interest rates will rise dramatically in the very near term, they are at historic lows and a rise at some point in the future is likely.

Q:WHAT ABOUT THE OTHER UTILITIES INDUSTRIES?

A:Utilities other than electrics also performed well this year. The overall regulatory environment is improving. Water companies did well. Although there are almost no investable water companies in the U.S., there are some in Europe, mostly in the U.K., where we found opportunities. Natural gas distribution companies added to performance because of the quick rise of natural gas prices (although we currently believe that they may have become somewhat overvalued).

  The outlook for telephones is mixed. Domestic telephone companies have lagged during the past three years, but have been showing some signs of improvement. During 2003, we were focused in particular on the international phone companies, which we believe have more attractive outlooks as a result of more integrated businesses and better regulatory environments. On the wireless side of the industry, there's some competition, but we believe we may see some consolidation in the industry, which would be a near-term positive.

Q:HOW ARE YOU POSITIONING THE PORTFOLIO FOR 2004?

A:At December 31, 2003, the Fund continued to be diversified across electric, natural gas, energy, and telecommunication services companies, which we believe helps to reduce overall Portfolio risk. Looking ahead, our long-term outlook for utilities remains positive. Fundamentals for the sector have improved, credit quality is stabilizing, cash flow is improving, and dividend growth is accelerating. We will continue to focus on companies that we believe have improving balance sheets, cost cutting opportunities to drive earnings growth, strong free cash flow generation ability, and low payout ratios that could help the Fund achieve its objective of high total return for investors.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE UTILITIES FUND as of December 31, 2003

FUND PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE UTILITIES FUND CLASS A VS. THE STANDARD & POOR'S 500
AND THE STANDARD & POOR'S 500 UTILITIES INDEXES*

December 31, 1993 - December 31, 2003





                                    FUND,
               EATON VANCE        INCLUDING                 S&P         S&P
              UTILITIES FUND       MAXIMUM                  500      UTILITIES
 DATE            CLASS A         SALES CHARGE              INDEX       INDEX
    12/31/1993       10000              9425                 10000       10000
     1/31/1994     9841.84           9273.07              10339.65     9880.12
     2/28/1994     9440.42           8894.85              10059.26     9338.49
     3/31/1994     9235.35           8701.61               9621.55     8885.51
     4/30/1994     9394.87           8851.91               9744.81     8987.84
     5/31/1994     9009.73           8489.03               9904.11     8554.71
     6/30/1994     8754.67           8248.71               9661.75     8302.33
     7/31/1994      8881.5           8368.21               9978.79     8732.46
     8/31/1994     8817.02           8307.45              10386.97     8781.42
     9/30/1994     8660.26           8159.75              10133.17     8593.34
    10/31/1994     8670.36           8169.26               10360.5     8743.57
    11/30/1994     8658.52            8158.1               9983.69     8769.51
    12/31/1994     8771.81           8264.85              10131.51     8821.38
     1/31/1995     9024.28           8502.73              10394.06     9397.68
     2/28/1995     8953.67            8436.2              10798.74     9463.92
     3/31/1995     8941.33           8424.56              11116.88     9305.49
     4/30/1995     9079.96           8555.18              11443.98     9598.45
     5/31/1995      9523.1            8972.7              11900.46    10289.16
     6/30/1995     9580.71           9026.98              12176.63    10189.66
     7/31/1995     9826.93           9258.98              12580.25    10176.52
     8/31/1995     9956.06           9380.64              12611.66       10131
     9/30/1995     10429.1           9826.33              13143.59    10786.43
    10/31/1995     10534.9           9926.05              13096.64    10943.18
    11/30/1995     10700.9          10082.45              13670.91    11065.89
    12/31/1995     11187.2          10540.65              13934.24    11710.11
     1/31/1996     11456.4          10794.26              14407.95    11938.67
     2/29/1996     11380.5          10722.72              14541.99    11569.59
     3/31/1996     11330.7          10675.81                 14682    11480.32
     4/30/1996     11243.4          10593.59              14898.27    11247.34
     5/31/1996     11538.9          10872.01              15281.83     11416.8
     6/30/1996     11736.4          11058.07               15340.1    12042.32
     7/31/1996     11171.5          10525.87              14662.75    11272.75
     8/31/1996     11557.4          10889.46               14972.5    11525.39
     9/30/1996     11642.6          10969.73              15814.44    11629.13
    10/31/1996     11817.3          11134.25              16250.32    12209.75
    11/30/1996       11979          11286.64              17477.56    12456.66
    12/31/1996     11970.2          11278.33              17131.34    12375.07
     1/31/1997       12186          11481.68              18201.06    12440.43
     2/28/1997     12251.5          11543.35              18343.95    12350.63
     3/31/1997     11900.4          11212.52              17591.64    11950.94
     4/30/1997     11688.2           11012.6               18640.9    11748.57
     5/31/1997       12284          11573.96              19774.98    12268.86
     6/30/1997     12630.9          11900.81              20660.42    12639.71
     7/31/1997       13082          12325.88              22303.41    12915.64
     8/31/1997     12881.9          12137.35              21054.88    12671.99
     9/30/1997     13678.8          12888.15              22207.33    13211.69
    10/31/1997     13162.5          12401.66               21466.5    13336.77
    11/30/1997     13559.2          12775.44              22459.41    14339.85
    12/31/1997     13906.5          13102.71              22844.85    15426.03
     1/31/1998     14310.4          13483.29              23097.27    14800.42
     2/28/1998     14820.3          13963.63              24762.18    15301.47
     3/31/1998     15809.7          14895.83              26029.19     16296.7
     4/30/1998     15656.3          14751.32              26290.94    15920.64
     5/31/1998     15787.3          14874.75              25839.66    15862.51
     6/30/1998     16002.9          15077.88              26888.48    16468.71
     7/31/1998     15763.3          14852.13              26602.89    15636.33
     8/31/1998     14327.9          13499.74              22760.62    16002.77
     9/30/1998     15050.3          14180.35              24218.75    17268.99
    10/31/1998     15031.2           14162.4              26186.97    16938.54
    11/30/1998     15951.1           15029.1              27773.46    17188.72
    12/31/1998     17214.4          16219.35              29372.85    17714.56
     1/31/1999     18418.6          17353.92              30600.66    16939.42
     2/28/1999     17703.8          16680.46              29649.77    16293.17
     3/31/1999     18222.3          17169.04              30835.71    16036.29
     4/30/1999     18893.2          17801.14               32029.8     17408.1
     5/31/1999     18805.1          17718.07              31274.53    18507.25
     6/30/1999     19476.9          18351.08              33008.79    17858.88
     7/31/1999     20148.9          18984.22               31979.1    17639.84
     8/31/1999     19022.7          17923.07              31820.79    17820.24
     9/30/1999     19609.6          18476.12              30949.53    16963.77
    10/31/1999     21907.2          20640.91              32907.19    17208.39
    11/30/1999     22505.3          21204.41               33576.1    15930.88
    12/31/1999     24230.4          22829.79              35552.43    16088.25
     1/31/2000     24334.6          22927.98               33766.4    17833.65
     2/29/2000       25167          23712.27              33127.88    16733.36
     3/31/2000       25814          24321.88              36366.65    17290.51
     4/30/2000     24005.7          22618.09              35272.92    18636.57
     5/31/2000     23740.3          22368.06              34548.85    19451.75
     6/30/2000     23982.3          22596.08              35400.73    18294.12
     7/31/2000     23804.1          22428.19              34847.77     19590.6
     8/31/2000     25531.9          24056.11              37011.09    22272.21
     9/30/2000     26529.5          24996.03              35057.65    24317.71
    10/31/2000     25764.4          24275.14              34908.95    23380.35
    11/30/2000     24054.6          22664.22              32158.75    23112.45
    12/31/2000     25800.5          24309.17              32316.53    25288.33
     1/31/2001     24826.4          23391.35              33462.39    22830.87
     2/28/2001     25108.6          23657.26              30413.19     23661.4
     3/31/2001     24108.3          22714.77              28487.57    23502.09
     4/30/2001     25518.8          24043.77               30699.6    24869.84
     5/31/2001     25491.9          24018.39              30905.54    24076.98
     6/30/2001     23304.9          21957.78              30153.62    22158.06
     7/31/2001     22583.2          21277.81              29856.67    21136.37
     8/31/2001     21714.2          20459.06              27989.46     20562.1
     9/30/2001     20469.4          19286.16              25729.43    18181.21
    10/31/2001     20293.2          19120.14              26220.35    18115.93
    11/30/2001     20171.8          19005.83              28231.13    17143.37
    12/31/2001     20915.8          19706.83               28478.6    17590.79
     1/31/2002     19975.9          18821.27              28063.23    16577.48
     2/28/2002     19603.8          18470.65               27521.9    16212.28
     3/31/2002       21075          19856.83              28557.09    18186.06
     4/30/2002       20430          19249.06               26826.5    17847.41
     5/31/2002     20301.1          19127.66              26629.56    16263.27
     6/30/2002     19490.2          18363.65              24733.39    15108.28
     7/31/2002     17611.8          16593.83              22805.89    12996.44
     8/31/2002     17913.8          16878.31               22955.2    13484.36
     9/30/2002     16429.3          15479.61              20462.67    11742.13
    10/31/2002     17675.5          16653.83              22262.01    11528.74
    11/30/2002     18147.2          17098.26              23571.04    11833.43
    12/31/2002     18301.4          17243.56                 22187    12314.64
     1/31/2003     17769.4          16742.26              21606.89    11937.97
     2/28/2003     17253.4          16256.08              21282.22    11371.72
     3/31/2003     17520.7          16507.96              21488.27    11928.71
     4/30/2003     18601.9          17526.66              23257.44    12960.98
     5/31/2003     20304.7          19131.06              24481.65    14312.95
     6/30/2003     20544.2          19356.65               24794.4    14475.44
     7/31/2003     19964.9          18810.86              25231.77    13530.67
     8/31/2003     20219.4          19050.66              25722.87    13788.52
     9/30/2003       20588          19397.94              25450.51    14403.37
    10/31/2003     21328.1          20095.28              26889.51    14555.53
    11/30/2003     21671.3          20418.68              27125.82    14570.44
    12/31/2003     23046.1          21713.99              28547.42    15548.38

PERFORMANCE**                                           CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                  25.92%    25.03%    25.03%
Five Years                                                 6.01      5.19      5.18
Ten Years                                                  8.71      7.88      7.55
Life of Fund+                                             12.30      7.73      7.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                  18.71%    20.03%    24.03%
Five Years                                                 4.76      4.92      5.18
Ten Years                                                  8.06      7.88      7.55
Life of Fund+                                             12.01      7.73      7.51

+Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93

* Sources: Thomson Financial; Lipper Inc.

  The chart compares the Fund's total return with that of the S&P 500 Utilities Index, an unmanaged index of certain utilities stocks, and the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in Class A of the Fund and in each Index. An investment in the Fund's Class B shares on 12/31/93 would have been worth $21,352 on December 31, 2003. An investment in the Fund's Class C shares on 12/31/93 would have been worth $20,710 on December 31, 2003. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

**Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE UTILITIES FUND as of December 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investment in Utilities Portfolio, at value
   (identified cost, $380,332,745)                                                 $  458,338,527
Receivable for Fund shares sold                                                           658,379
Prepaid expenses                                                                           13,223
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $  459,010,129
-------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $      687,201
Payable to affiliate for distribution and service fees                                      6,240
Payable to affiliate for Trustees' fees                                                       913
Accrued expenses                                                                          111,244
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $      805,598
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $  458,204,531
-------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $  431,898,580
Accumulated net realized loss from Portfolio (computed
   on the basis of identified cost)                                                   (52,197,301)
Accumulated undistributed net investment income                                           497,470
Net unrealized appreciation from Portfolio (computed
   on the basis of identified cost)                                                    78,005,782
-------------------------------------------------------------------------------------------------
TOTAL                                                                              $  458,204,531
-------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $  358,460,022
SHARES OUTSTANDING                                                                     44,596,026
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest
    outstanding)                                                                   $         8.04
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $8.04)                                                 $         8.53
-------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $   71,198,717
SHARES OUTSTANDING                                                                      7,278,838
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         9.78
-------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $   28,545,792
SHARES OUTSTANDING                                                                      2,693,222
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $        10.60
-------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $446,501)                $   15,066,254
Interest allocated from Portfolio                                                           6,932
Expenses allocated from Portfolio                                                      (2,764,597)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                               $   12,308,589
-------------------------------------------------------------------------------------------------


EXPENSES

Trustees' fees and expenses                                                        $        3,523
Distribution and service fees
   Class A                                                                                770,443
   Class B                                                                                545,748
   Class C                                                                                184,220
Transfer and dividend disbursing agent fees                                               454,001
Printing and postage                                                                       88,246
Registration fees                                                                          51,306
Custodian fee                                                                              34,140
Legal and accounting services                                                              31,550
Miscellaneous                                                                              19,760
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $    2,182,937
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                              $   10,125,652
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $   14,161,480
   Foreign currency transactions                                                            6,799
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $   14,168,279
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $   66,336,110
   Foreign currency                                                                         1,686
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $   66,337,796
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $   80,506,075
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $   90,631,727
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                        YEAR ENDED          YEAR ENDED
IN NET ASSETS                                              DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                   $      10,125,652   $      10,504,043
   Net realized gain (loss)                                       14,168,279         (55,140,168)
   Net change in unrealized
      appreciation (depreciation)                                 66,337,796          (8,053,833)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         $      90,631,727   $     (52,689,958)
------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                              $      (9,258,597)  $      (8,557,053)
      Class B                                                     (1,271,016)           (981,408)
      Class C                                                       (403,376)           (194,841)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        $     (10,932,989)  $      (9,733,302)
------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                              $      51,986,969   $      28,787,921
      Class B                                                     23,681,234           8,567,962
      Class C                                                     16,320,350           6,955,641
   Net asset value of shares issued to
   shareholders in payment of
   distributions declared
      Class A                                                      6,113,158           5,541,803
      Class B                                                        868,489             701,022
      Class C                                                        249,531             141,816
   Cost of shares redeemed
      Class A                                                    (58,713,417)        (46,524,803)
      Class B                                                     (8,436,979)        (12,237,274)
      Class C                                                     (3,662,872)         (4,000,740)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                 $      28,406,463   $     (12,066,652)
------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      $     108,105,201   $     (74,489,912)
------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                       $     350,099,330   $     424,589,242
------------------------------------------------------------------------------------------------
AT END OF YEAR                                             $     458,204,531   $     350,099,330
------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                             $         497,470   $      54,023,087
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                    CLASS A
                                                      ---------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                       2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $   6.580      $   7.740      $  10.060      $  11.650      $  10.150
---------------------------------------------------------------------------------------------------------------------------


INCOME (LOSS) FROM OPERATIONS

Net investment income                                 $   0.196      $   0.207      $   0.141      $   0.134      $   0.150
Net realized and unrealized gain (loss)                   1.474         (1.174)        (1.997)         0.593          3.773
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                   $   1.670      $  (0.967)     $  (1.856)     $   0.727      $   3.923
---------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS

From net investment income                            $  (0.210)     $  (0.193)     $  (0.155)     $  (0.115)     $  (0.162)
From net realized gain                                       --             --         (0.309)        (2.202)        (2.261)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   $  (0.210)     $  (0.193)     $  (0.464)     $  (2.317)     $  (2.423)
---------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE -- END OF YEAR                        $   8.040      $   6.580      $   7.740      $  10.060      $  11.650
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(2)                                           25.92%        (12.50)%       (18.93)%         6.48%         40.75%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)               $ 358,460      $ 295,493      $ 360,738      $ 492,352      $ 509,845
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                             1.15%          1.14%          1.10%          1.08%          1.08%
   Interest expense(3)                                       --(4)          --(4)        0.01%          0.01%            --(4)
   Net investment income                                   2.81%          2.99%          1.62%          1.18%          1.33%
Portfolio Turnover of the Portfolio                         106%           146%           169%           149%            93%
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolio's allocated expenses.
(4) Represents less than 0.01%

                       See notes to financial statements.

                                                                                    CLASS B
                                                      ---------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                       2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $   8.010      $   9.440      $  12.180      $  13.680      $  11.610
---------------------------------------------------------------------------------------------------------------------------


INCOME (LOSS) FROM OPERATIONS

Net investment income                                 $   0.174      $   0.189      $   0.092      $   0.056      $   0.076
Net realized and unrealized gain (loss)                   1.796         (1.439)        (2.423)         0.691          4.337
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                   $   1.970      $  (1.250)     $  (2.331)     $   0.747      $   4.413
---------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS

From net investment income                            $  (0.200)     $  (0.180)     $  (0.100)     $  (0.045)     $  (0.082)
From net realized gain                                       --             --         (0.309)        (2.202)        (2.261)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   $  (0.200)     $  (0.180)     $  (0.409)     $  (2.247)     $  (2.343)
---------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE -- END OF YEAR                        $   9.780      $   8.010      $   9.440      $  12.180      $  13.680
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(2)                                           25.03%        (13.24)%       (19.51)%         5.61%         39.71%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)               $  71,199      $  43,244      $  54,199      $  71,098      $  62,285
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                             1.90%          1.89%          1.85%          1.85%          1.82%
   Interest expense(3)                                       --(4)          --(4)        0.01%          0.01%            --(4)
   Net investment income                                   2.03%          2.24%          0.87%          0.42%          0.59%
Portfolio Turnover of the Portfolio                         106%           146%           169%           149%            93%
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolio's allocated expenses.
(4) Represents less than 0.01%

                       See notes to financial statements.

                                                                                    CLASS C
                                                      ---------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                       2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $   8.670      $  10.200      $  13.130      $  14.580      $  12.270
---------------------------------------------------------------------------------------------------------------------------


INCOME (LOSS) FROM OPERATIONS

Net investment income                                 $   0.183      $   0.204      $   0.099      $   0.058      $   0.078
Net realized and unrealized gain (loss)                   1.952         (1.549)        (2.620)         0.739          4.589
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                   $   2.135      $  (1.345)     $  (2.521)     $   0.797      $   4.667
---------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS

From net investment income                            $  (0.205)     $  (0.185)     $  (0.100)     $  (0.045)     $  (0.096)
From net realized gain                                       --             --         (0.309)        (2.202)        (2.261)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   $  (0.205)     $  (0.185)     $  (0.409)     $  (2.247)     $  (2.357)
---------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE -- END OF YEAR                        $  10.600      $   8.670      $  10.200      $  13.130      $  14.580
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN(2)                                           25.03%        (13.24)%       (19.55)%         5.60%         39.67%
---------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)               $  28,546      $  11,363      $   9,652      $  10,806      $   6,349
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                             1.90%          1.89%          1.85%          1.85%          1.85%
   Interest expense(3)                                       --(4)          --(4)        0.01%          0.01%            --(4)
   Net investment income                                   1.96%          2.25%          0.87%          0.41%          0.57%
Portfolio Turnover of the Portfolio                         106%           146%           169%           149%            93%
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolio's allocated expenses.
(4) Represents less than 0.01%.

                       See notes to financial statements.

EATON VANCE UTILITIES FUND as of December 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Utilities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover of $51,866,974 will expire on December 31, 2010. During the year ended December 31, 2003, a capital loss carryover of $12,302,477 was utilized to offset net realized gains.

   D OTHER -- Investment transactions are accounted for on a trade-date basis.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. Accumulated net investment income, prior to the Fund becoming a registered investment company was classified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                           YEAR ENDED DECEMBER 31,
                                                        ----------------------------
   CLASS A                                                 2003               2002
   ---------------------------------------------------------------------------------
   Sales                                                 7,278,172         4,322,420
   Issued to shareholders electing to receive
     payments of distributions in Fund shares              876,369           828,591
   Redemptions                                          (8,487,079)       (6,823,937)
   ---------------------------------------------------------------------------------
   NET DECREASE                                           (332,538)       (1,672,926)
   ---------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                                        ----------------------------
   CLASS B                                                 2003               2002
   ---------------------------------------------------------------------------------
   Sales                                                 2,778,540         1,037,898
   Issued to shareholders electing to receive
     payments of distributions in Fund shares              102,389            86,248
   Redemptions                                            (999,817)       (1,469,325)
   ---------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                               1,881,112          (345,179)
   ---------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                                        ----------------------------
   CLASS C                                                 2003               2002
   ---------------------------------------------------------------------------------
   Sales                                                 1,754,362           792,681
   Issued to shareholders electing to receive
     payments of distributions in Fund shares               26,986            16,275
   Redemptions                                            (398,656)         (444,415)
   ---------------------------------------------------------------------------------
   NET INCREASE                                          1,382,692           364,541
   ---------------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2003, EVM earned $36,177. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $94,448 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2003.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $409,311 and $138,165 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2003, the amounts of Uncovered Distribution Charges EVD calculated under the Plans were approximately $1,253,000 and $2,757,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2003 amounted to $770,443, $136,437, and $46,055 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchase in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $94,000 and $7,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $91,610,795 and $77,164,674, respectively, for the year ended December 31, 2003.

EATON VANCE UTILITIES FUND as of December 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund, a series of the Eaton Vance Special Investment Trust (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

UTILITIES PORTFOLIO as of December 31, 2003

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 92.6%

SECURITY                                                        SHARES       VALUE
-------------------------------------------------------------------------------------------
BROADCASTING AND CABLE -- 0.0%

Antena 3 Television SA(1)(2)                                          845    $       37,240
Ovation, Inc.(2)(3)                                                18,040                 0
-------------------------------------------------------------------------------------------
                                                                             $       37,240
-------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 30.8%

ALLETE, Inc.                                                      555,000    $   16,983,000
Alliant Energy Corp.                                              100,000         2,490,000
Black Hills Corp.                                                 100,000         2,983,000
Dominion Resources, Inc.                                          100,000         6,383,000
Edison International                                              100,000         2,193,000
Endesa SA(1)                                                      100,000         1,923,559
Enel SPA(1)                                                       500,000         3,399,338
Energy East Corp.                                                 710,000        15,904,000
Entergy Corp.                                                     305,000        17,424,650
Exelon Corp.                                                      280,625        18,622,275
Fortis, Inc.(1)                                                    50,000         2,248,404
Fortum Oyj(1)                                                     450,000         4,643,029
FPL Group, Inc.                                                    50,000         3,271,000
National Grid Transco PLC(1)                                      763,810         5,472,756
Pepco Holdings, Inc.                                              512,800        10,020,112
PPL Corp.                                                         198,500         8,684,375
Public Power Corp.(1)                                              65,000         1,606,960
Public Service Enterprise Group, Inc.                             193,100         8,457,780
Scottish and Southern Energy PLC(1)                               500,000         6,023,855
WPS Resources Corp.                                                50,000         2,311,500
-------------------------------------------------------------------------------------------
                                                                             $  141,045,593
-------------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 0.3%

Bouygues(1)                                                        37,140    $    1,298,586
-------------------------------------------------------------------------------------------
                                                                             $    1,298,586
-------------------------------------------------------------------------------------------

GAS UTILITIES -- 5.1%

AGL Resources, Inc.                                               130,000    $    3,783,000
Equitable Resources, Inc.                                         210,000         9,013,200
KeySpan Corp.                                                      20,000           736,000
ONEOK, Inc.                                                       122,600         2,707,008
TransAlta Corp.(1)                                                125,000         1,777,500
Vectren Corp.                                                     102,000         2,514,300
Williams Co., Inc. (The)                                          300,000         2,946,000
-------------------------------------------------------------------------------------------
                                                                             $   23,477,008
-------------------------------------------------------------------------------------------

INTEGRATED OIL -- 8.8%

BP PLC ADR(1)                                                     175,000    $    8,636,250
ChevronTexaco Corp.                                               100,000         8,639,000
ConocoPhillips                                                    115,000         7,540,550
Exxon Mobil Corp.                                                 150,000         6,150,000
Total SA ADR(1)                                                   100,000         9,251,000
-------------------------------------------------------------------------------------------
                                                                             $   40,216,800
-------------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 0.4%

Marathon Oil Corp.                                                 50,000    $    1,654,500
-------------------------------------------------------------------------------------------
                                                                             $    1,654,500
-------------------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 2.3%

Occidental Petroleum Corp.                                        220,000    $    9,292,800
Talisman Energy, Inc.(1)                                           20,000         1,132,000
-------------------------------------------------------------------------------------------
                                                                             $   10,424,800
-------------------------------------------------------------------------------------------

PUBLISHING -- 0.7%

Pearson PLC(1)                                                    200,000    $    2,226,947
Pearson PLC ADR(1)                                                 75,000           840,750
-------------------------------------------------------------------------------------------
                                                                             $    3,067,697
-------------------------------------------------------------------------------------------

TELECOMMUNICATIONS SERVICES -- 13.1%

Alltel Corp.(2)                                                   100,000    $    4,658,000
BT Group PLC(1)                                                 1,700,000         5,728,928
Chunghwa Telecom Co., Ltd. ADR(1)                                 154,800         2,244,600
Deutsche Telekom AG(1)(2)                                         400,000         7,204,831
Elisa Oyj(1)(2)                                                   230,000         3,075,171
Koninklijke (Royal) KPN NV(1)(2)                                  100,000           771,946
Sempra Energy                                                     254,700         7,656,282
TDC A/S(1)                                                        300,600        10,846,379
Telecom Italia Mobile(1)                                          752,000         4,088,187
Telefonica SA(1)                                                  250,000         3,670,528
Telekom Austria AG(1)(2)                                            4,598            56,837
Telenor ASA(1)                                                  1,000,000         6,538,600
TELUS Corp.(1)                                                    200,000         3,722,000
-------------------------------------------------------------------------------------------
                                                                             $   60,262,289
-------------------------------------------------------------------------------------------

TELEPHONE UTILITIES -- 15.3%

BCE, Inc.(1)                                                      540,400    $   12,083,344
BellSouth Corp.                                                   625,000        17,687,500
Manitoba Telecom Services, Inc.(1)                                 60,000         2,043,877

                       See notes to financial statements.

SECURITY                                                        SHARES       VALUE
-------------------------------------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)

SBC Communications, Inc.                                          825,000    $   21,507,750
Telefonos de Mexico SA de CV (Telmex) ADR(1)                      200,000         6,606,000
Verizon Communications, Inc.                                      295,000        10,348,600
-------------------------------------------------------------------------------------------
                                                                             $   70,277,071
-------------------------------------------------------------------------------------------

UTILITIES - ELECTRICAL AND GAS -- 12.1%

Ameren Corp.                                                       50,800    $    2,336,800
Centrica PLC(1)                                                 1,100,000         4,154,938
Cinergy Corp.                                                     200,000         7,762,000
FirstEnergy Corp.                                                 365,000        12,848,000
MDU Resources Group, Inc.                                         313,350         7,460,864
NSTAR                                                              50,000         2,425,000
PG&E Corp.(2)                                                     425,000        11,802,250
Scottish Power PLC(1)                                             754,290         5,026,463
Xcel Energy, Inc.                                                 100,000         1,698,000
-------------------------------------------------------------------------------------------
                                                                             $   55,514,315
-------------------------------------------------------------------------------------------

WATER UTILITIES -- 3.1%

Philadelphia Suburban Corp.                                       325,000    $    7,182,500
United Utilities PLC(1)                                           180,207         1,598,471
Veolia Environnement(1)                                           197,588         5,308,548
-------------------------------------------------------------------------------------------
                                                                             $   14,089,519
-------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS SERVICES -- 0.6%

Centennial Communications Corp.(2)                                200,000    $    1,052,000
Western Wireless Corp.(2)                                         100,000         1,836,000
-------------------------------------------------------------------------------------------
                                                                             $    2,888,000
-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $346,271,694)                                            $  424,253,418
-------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 6.2%

ELECTRIC UTILITIES -- 1.9%

FPL Group, Inc.(2)                                                150,000    $    8,659,500
-------------------------------------------------------------------------------------------
                                                                             $    8,659,500
-------------------------------------------------------------------------------------------

GAS UTILITIES -- 1.6%

KeySpan Corp.(2)                                                  100,000    $    5,390,000
Williams Cos., Inc.(2)(4)                                          29,400         1,914,675
-------------------------------------------------------------------------------------------
                                                                             $    7,304,675
-------------------------------------------------------------------------------------------

TELECOMMUNICATIONS SERVICES -- 1.0%

Alltel Corp.                                                      100,000    $    4,970,000
-------------------------------------------------------------------------------------------
                                                                             $    4,970,000
-------------------------------------------------------------------------------------------

UTILITIES - ELECTRICAL AND GAS -- 1.7%

Cinergy Corp.(2)                                                  120,000    $    7,644,000
Reliant Resources, Inc.(2)(4)                                     100,000           113,875
-------------------------------------------------------------------------------------------
                                                                             $    7,757,875
-------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (IDENTIFIED COST $25,073,200)                                             $   28,692,050
-------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.0%

BROADCASTING AND CABLE -- 0.0%

Ovation, Inc. (PIK)(3)                                                807    $            0
-------------------------------------------------------------------------------------------
                                                                             $            0
-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $3,595,224)                                              $            0
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.1%

                                                           PRINCIPAL
                                                           AMOUNT
SECURITY                                                   (000'S OMITTED)      VALUE
-------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.01%, 1/2/04                                              $        5,037    $    5,037,000
-------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $5,037,000)                                           $    5,037,000
-------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.9%
   (IDENTIFIED COST $379,977,118)                                            $  457,982,468
-------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.1%                                       $      356,093
-------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                         $  458,338,561
-------------------------------------------------------------------------------------------

ADR - American Depositary Receipt
PIK - Payment In Kind.
(1) Foreign security.
(2) Non-income producing security.
(3) Private Placement security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

UTILITIES PORTFOLIO as of December 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value (identified cost, $379,977,118)                              $  457,982,468
Cash                                                                                        1,532
Interest and dividends receivable                                                       1,021,414
Tax reclaim receivable                                                                     43,362
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $  459,048,776
-------------------------------------------------------------------------------------------------


LIABILITIES

Payable for investments purchased                                                  $      685,765
Payable to affiliate for Trustees' fees                                                     4,657
Accrued expenses                                                                           19,793
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $      710,215
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                          $  458,338,561
-------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                            $  380,332,778
Net unrealized appreciation (computed on the basis of identified cost)                 78,005,783
-------------------------------------------------------------------------------------------------
TOTAL                                                                              $  458,338,561
-------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $446,501)                                         $   15,066,255
Interest                                                                                    6,933
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            $   15,073,188
-------------------------------------------------------------------------------------------------


EXPENSES

Investment adviser fee                                                             $    2,476,178
Trustees' fees and expenses                                                                17,446
Custodian fee                                                                             215,126
Legal and accounting services                                                              37,886
Interest expense                                                                            7,002
Miscellaneous                                                                              10,959
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $    2,764,597
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                              $   12,308,591
-------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $   14,161,481
   Foreign currency transactions                                                            6,799
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $   14,168,280
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $   66,336,115
   Foreign currency                                                                         1,686
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $   66,337,801
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $   80,506,081
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $   92,814,672
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                     YEAR ENDED             YEAR ENDED
IN NET ASSETS                                           DECEMBER 31, 2003      DECEMBER 31, 2002
------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                   $   12,308,591         $   12,427,542
   Net realized gain (loss)                                    14,168,280            (55,140,171)
Net change in unrealized appreciation
   (depreciation)                                              66,337,801             (8,053,833)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         $   92,814,672         $  (50,766,462)
------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                           $   91,610,795         $   44,414,851
   Withdrawals                                                (77,164,674)           (68,277,125)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                               $   14,446,121         $  (23,862,274)
------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      $  107,260,793         $  (74,628,736)
------------------------------------------------------------------------------------------------


NET ASSETS

At beginning of year                                       $  351,077,768         $  425,706,504
------------------------------------------------------------------------------------------------
AT END OF YEAR                                             $  458,338,561         $  351,077,768
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                             YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                         2003           2002          2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                0.72%          0.73%          0.71%          0.71%          0.72%
   Interest expense                                          --(1)          --(1)        0.01%          0.01%            --(1)
   Net investment income                                   3.22%          3.40%          2.00%          1.54%          1.68%
Portfolio Turnover                                          106%           146%           169%           149%            93%
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                           26.44%        (12.13)%       (18.61)%           --             --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)               $ 458,339      $ 351,078      $ 425,707      $ 574,586      $ 579,090
---------------------------------------------------------------------------------------------------------------------------

(1) Represents less than 0.01%.
(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements.

UTILITIES PORTFOLIO as of December 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Utilities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve total return by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2003, the Eaton Vance Utilities Fund held an approximate 99.9% interest in the Portfolio. Under normal circumstances the Portfolio invests at least 80% of its total assets in common stocks of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on securities exchanges are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Marketable securities listed in the NASDAQ Market System are valued at the NASDAQ official closing price. Unlisted securities are valued at the mean between the latest available bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value (unless the Portfolio deems that such events would materially affect is net asset value, in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustments. Foreign securities and currency held by a Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   E DELAYED DELIVERY TRANSACTIONS -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2003, $36 in credit balances were used to reduce the Portfolio's custodian fee.

   G OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. In addition, the Trustees voted to accept a reduction of BMR's compensation so that advisory fees paid will not exceed 0.65% on an annual basis on assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates thereafter. For the year ended December 31, 2003, the fee was equivalent to 0.65% of the Portfolio's average daily net assets for such period and amounted to $2,476,178. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no significant amounts have been deferred.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $398,597,906, and $438,678,110, respectively, for the year ended December 31, 2003.

4  FEDERAL INCOME TAX BASIS OF INVESTMENTS

   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                       $ 380,307,447
   --------------------------------------------------
   Gross unrealized appreciation        $  84,141,698
   Gross unrealized depreciation           (6,466,677)
   --------------------------------------------------
   NET UNREALIZED APPRECIATION          $  77,675,021
   --------------------------------------------------

   The net unrealized appreciation on foreign currency was $433 at December 31, 2003.

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2003.

UTILITIES PORTFOLIO as of December 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF UTILITIES PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 2003, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

EATON VANCE UTILITIES FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Utilities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                        POSITION(S)    TERM OF                                      NUMBER OF PORTFOLIOS
                         WITH THE     OFFICE AND                                      IN FUND COMPLEX
      NAME AND          TRUST AND     LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
    DATE OF BIRTH      THE PORTFOLIO   SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz     Trustee     Since 1998   Chairman, President and Chief             193            Director of National
11/28/59                                           Executive Officer of National                             Financial Partners
                                                   Financial Partners (financial
                                                   services company) (since April
                                                   1999). President and Chief
                                                   Operating Officer of
                                                   John A. Levin & Co. (registered
                                                   investment adviser) (July 1997
                                                   to April 1999) and a Director
                                                   of Baker, Fentress & Company,
                                                   which owns John A. Levin & Co.
                                                   (July 1997 to April 1999).
                                                   Ms. Bibliowicz is an interested
                                                   person because of her
                                                   affiliation with a brokerage
                                                   firm.

James B. Hawkes           Trustee     Trustee of   Chairman, President and Chief             195               Director of EVC
11/9/41                               the Trust    Executive Officer of BMR, EVC,
                                      since 1989;  EVM and EV; Director of EV;
                                       of the      Vice President and Director of
                                      Portfolio    EVD. Trustee and/or officer of
                                      since 1992   195 registered investment
                                                   companies in the Eaton Vance
                                                   Fund Complex. Mr. Hawkes is an
                                                   interested person because of
                                                   his positions with BMR, EVM,
                                                   EVC and EV, which are
                                                   affiliates of the Fund and the
                                                   Portfolio.

                          POSITION(S)     TERM OF                                     NUMBER OF PORTFOLIOS
                           WITH THE     OFFICE AND                                      IN FUND COMPLEX
      NAME AND            TRUST AND     LENGTH OF       PRINCIPAL OCCUPATION(S)          OVERSEEN BY
    DATE OF BIRTH        THE PORTFOLIO   SERVICE       DURING PAST FIVE YEARS             TRUSTEE(1)
-----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee     Trustee of   Jacob H. Schiff Professor of              195          Director of Tiffany & Co.
2/23/35                                 the Trust   Investment Banking Emeritus,                           (specialty retailer) and
                                       since 1989;  Harvard University Graduate                                 Telect, Inc.
                                        of the      School of Business                                       (telecommunication
                                        Portfolio   Administration.                                           services company)
                                       since 1992

William H. Park            Trustee     Since 2003   President and Chief                       192                   None
9/19/47                                             Executive Officer, Prizm
                                                    Capital Management, LLC
                                                    (investment management firm)
                                                    (since 2002). Executive Vice
                                                    President and Chief Financial
                                                    Officer, United Asset
                                                    Management Corporation ( a
                                                    holding company owning
                                                    institutional investment
                                                    management firms) (1982-2001).

Ronald A. Pearlman         Trustee     Since 2003   Professor of Law, Georgetown              192                   None
7/10/40                                             University Law Center (since
                                                    1999). Tax Partner, Covington
                                                    & Burling, Washington, DC
                                                    (1991-2000).

                        POSITION(S)     TERM OF                                     NUMBER OF PORTFOLIOS
                         WITH THE      OFFICE AND                                      IN FUND COMPLEX
      NAME AND          TRUST AND      LENGTH OF       PRINCIPAL OCCUPATION(S)          OVERSEEN BY
    DATE OF BIRTH      THE PORTFOLIO    SERVICE        DURING PAST FIVE YEARS             TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED
 TRUSTEE(S) (CONTINUED)

Norton H. Reamer          Trustee     Trustee of   President, Chief Executive                195                   None
9/21/35                                the Trust   Officer and a Director of Asset
                                      since 1989;  Management Finance Corp. (a
                                        of the     specialty finance company
                                       Portfolio   serving the investment
                                      since 1993   management industry) (since
                                                   October 2003). President,
                                                   Unicorn Corporation (an
                                                   investment and financial
                                                   advisory services company)
                                                   (since September 2000).
                                                   Formerly, Chairman, Hellman,
                                                   Jordan Management Co., Inc.
                                                   (an investment management
                                                   company) (2000-2003).
                                                   Formerly, Advisory Director of
                                                   Berkshire Capital Corporation
                                                   (investment banking firm)
                                                   (2002-2003). Formerly,
                                                   Chairman of the Board, United
                                                   Asset Management Corporation
                                                   (a holding company owning
                                                   institutional investment
                                                   management firms) and
                                                   Chairman, President and
                                                   Director, UAM Funds (mutual
                                                   funds) (1980-2000).


Lynn A. Stout              Trustee    Since 1998   Professor of Law, University              195                  None
9/14/57                                            of California at Los Angeles
                                                   School of Law (since
                                                   July 2001). Formerly,
                                                   Professor of Law, Georgetown
                                                   University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)    TERM OF
                         WITH THE     OFFICE AND
     NAME AND            TRUST AND     LENGTH OF                       PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO   SERVICE                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.     President of   Since 2002   Executive Vice President of EVM, BMR, EVC and EV; Chief Investment
5/31/58                  the Trust                 Officer of EVM and BMR and Director of EVC. Chief Executive Officer
                                                   of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                   Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital
                                                   Fund LLC (private investment companies sponsored by EVM). Officer of 54 registered investment companies managed by EVM or BMR.

Duke E. Laflamme           Vice       Since 2001   Vice President of EVM and BMR. Officer of 11 registered
7/8/69                   President                 investment companies managed by EVM or BMR.
                       of the Trust

Thomas H. Luster           Vice       Since 2002   Vice President of EVM and BMR. Officer of 15 registered investment
4/8/62                 President of                companies managed by EVM or BMR.
                        the Trust

Duncan W. Richardson   President of   Since 2002   Senior Vice President and Chief Equity Investment Officer of EVM and
10/26/57               the Portfolio               BMR. Officer of 42 registered investment companies managed by EVM or
                                                   BMR.

Judith A. Saryan           Vice       Since 1999   Vice President of EVM and BMR. Previously, Portfolio Manager and
8/21/54                President of                Equity Analyst for State Street Global Advisors (1980-1999). Officer
                       the Portfolio               of 25 registered investment companies managed by EVM or BMR.

Alan R. Dynner          Secretary     Since 1997   Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD,
10/10/40                                           EV and EVC. Officer of 195 registered investment companies managed by
                                                   EVM or BMR.

William J. Austin, Jr. Treasurer of   Since        Vice President of EVM and BMR. Officer of 58 registered investment
12/27/51               the Portfolio   2002(2)     companies managed by EVM or BMR.

James L. O'Connor      Treasurer of   Since 1989   Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                  the Trust                  investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                   INVESTMENT ADVISER OF UTILITIES PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                  ADMINISTRATOR OF EATON VANCE UTILITIES FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            Attn: Eaton Vance Funds
                                 P.O. Box 9653
                           Providence, RI 02940-9653
                                 (800) 262-1122

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                                125 High Street
                                Boston, MA 02110


                           EATON VANCE UTILITIES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

159-2/04                                                                 UTSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

EATON VANCE UTILITIES FUND (the "Fund") is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of 11 series (collectively, the "Series"). This Form N-CSR/A relates to the Fund's annual report.

The following table presents the aggregate fees billed to the Fund for the Fund's fiscal years ended December 31, 2002 and December 31, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

EATON VANCE UTILITIES FUND

FISCAL YEARS ENDED                                      12/31/02      12/31/03
--------------------------------------------------------------------------------
Audit Fees                                            $    18,100    $    20,950

Audit-Related Fees(1)                                 $         0    $         0

Tax Fees(2)                                           $     9,500    $     9,075

All Other Fees(3)                                     $         0    $         0
                                                      --------------------------

Total                                                 $    27,600    $    30,025
                                                      ==========================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have the same fiscal year end (December
31). The Series differ, however, as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC") as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS ENDED                     12/31/02                  12/31/03
                                   PWC          D&T          PWC          D&T
--------------------------------------------------------------------------------
AUDIT FEES                     $   82,750   $   38,181   $   99,800   $   61,346

AUDIT-RELATED FEES(1)          $        0   $        0   $        0   $        0

TAX FEES(2)                    $   47,965   $   27,300   $   54,190   $   32,300

ALL OTHER FEES(3)              $        0   $        0   $        0   $        0
                               -------------------------------------------------
TOTAL                          $  130,715   $   65,481   $  153,990   $   93,646
                               =================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL YEARS ENDED                     12/31/02                  12/31/03
                                   PWC          D&T          PWC          D&T
--------------------------------------------------------------------------------
REGISTRANT(1)                  $   47,965   $   27,300   $   54,190   $   32,300

EATON VANCE(2)                 $        0   $  336,546   $        0   $  458,168

(1)  Includes all of the Series in the Trust.

(2) Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not required in this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.
(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE SPECIAL INVESTMENT TRUST (ON BEHALF OF (EATON VANCE UTILITIES FUND))


By:    /S/ Thomas E. Faust Jr.
       ----------------------------
       Thomas E. Faust Jr.
       President


Date:  June 8, 2004
       ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /S/ James L. O'Connor
       ----------------------------
       James L. O'Connor
       Treasurer


Date:  June 8, 2004
       ------------

By:    /S/ Thomas E. Faust Jr.
       -----------------------------
       Thomas E. Faust Jr.
       President


Date:  June 8, 2004
       ------------